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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2004

Phosphate Resource Partners Limited Partnership
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9164 (Commission File Number)	72-1067072 (I.R.S. Employer Identification No.)
100 South Saunders Road Lake Forest, Illinois 60045 (847) 739-1200

(Address and telephone number, including area code, of principal executive offices)

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Item 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 19, 2004, IMC Global Inc. (NYSE: IGL) issued a press release announcing that its Board of Directors unanimously approved a proposal to merge us with and into a wholly owned subsidiary of IMC Global. Under the terms of the merger proposal, each of our publicly held units would be converted into the right to receive 0.2 shares of IMC Global's common stock.  Please see Exhibit 99.1 for a copy of the press release, which is incorporated herein by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit Number	Description
99.1	Press Release, dated March 19, 2004, "IMC Global Board of Directors Approves Proposed Merger with Phosphate Resource Partners"

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Phosphate Resource Partners Limited Partnership By: PRP-GP LLC Its Administrative Managing General Partner
Robert M. Qualls Robert M. Qualls Vice President and Chief Financial Officer

Date:  March 19, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 19, 2004, "IMC Global Board of Directors Approves Proposed Merger with Phosphate Resource Partners"